                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                               (AMENDMENT NO.   )

Filed by the Registrant / /

Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/  Preliminary Proxy Statement        / /  Confidential, for Use of the Commission
/ /  Definitive Proxy Statement              Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                      AMERICAN SURGERY CENTERS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                Lee E. Rodriquez
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

         -----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------



--------------------
(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                      AMERICAN SURGERY CENTERS CORPORATION
                       1888 Century Park East, 19th Floor
                         Los Angeles, California 90067


                                                         PRELIMINARY
                                                        PROXY MATERIAL

                           NOTICE OF SPECIAL MEETING
                          TO BE HELD NOVEMBER __, 1996




TO:      THE SHAREHOLDERS OF
         AMERICAN SURGERY CENTERS CORPORATION


         This special meeting of the shareholders of American Surgery Centers Corporation, a Utah corporation (hereinafter referred to as the "Company") will be held on November __, 1996, at 1888 Century Park East, 19th Floor, Los Angeles, California 90067, at 2:00 p.m. for the purpose of considering and acting upon the following matters:

         1. To consider and take action upon a proposal to amend the Articles of Incorporation to change the corporate name of the Company to DaLeigh Holdings Corporation, effective upon the filing of the Amendment with the Office of the Secretary of State of the State of Utah.

         2. To consider and take action upon a proposal to amend the Articles of Incorporation to (a) increase the authorized from 25,000,000 shares to 50,000,000 shares and (b) reverse split the stock on a 1 for 10 basis, effective upon the filing of the Amendment with the Office of the Secretary of State of the State of Utah. Upon the Amendment of the Articles of Incorporation, each 10 outstanding shares will be converted into 1 outstanding share of a par value of $.0152. No fractional shares will be issued and the Company will purchase the fractional share, if any, for $1.00.

         3.      To elect two (2) members to the Board of Directors.

         4. To consider and act upon any other matter which may properly come before the meeting, or any adjournment or adjournments thereof.

         The Board of Directors has fixed the close of business on August 31, 1996, as the record date for determination of shareholders entitled to notice of, and to vote at, the Special Meeting, and only shareholders of record at such time and date are entitled to notice of, and to vote at, said meeting. The transfer books of the Company will not be closed.

         If you cannot be present in person, please date, sign and return the enclosed Proxy. For your convenience, there is an enclosed return envelope for use in returning your Proxy.

                                        BY ORDER OF THE BOARD OF DIRECTORS




                                        ___________________________________
Los Angeles, California                 LEE E. RODRIGUEZ
November __, 1996                       President




IMPORTANT: Whether or not you plan to attend the meeting, please complete, sign and properly return the enclosed Proxy in the return envelope provided for that purpose. If you receive more than one Proxy because you own shares registered in different names or addresses, each Proxy should be completed and returned. If you attend the meeting, you may withdraw your Proxy and vote in person if you wish.

                      AMERICAN SURGERY CENTERS CORPORATION
                       1888 Century Park East, 19th Floor
                         Los Angeles, California 90067


                                PROXY STATEMENT
                                ---------------

                        Special Meeting of Shareholders
                          To Be Held November __, 1996



Solicitation of Proxies

         The enclosed Proxy is solicited by the Management of American Surgery Centers Corporation, a Utah corporation (hereinafter referred to as the "Company") for use at a special meeting of shareholders scheduled to be held on November __, 1996 at 1888 Century Park East, 19th Floor, Los Angeles, California 90067 at 2:00 p.m., and at any and all adjournments thereof.

         Shares represented by properly executed proxies received in time for the meeting will be voted in the manner set forth herein. The proxy may be revoked by filing with the Secretary of the Company a revoking instrument or a duly executed proxy bearing a later date. Unless revoked, the proxy will be voted as specified. The powers of the proxy holders will be suspended if the person executing the proxy is present at the meeting and elects to vote in person.

         The cost of this solicitation will be borne by the Company and the solicitation will commence on or about November __, 1996. Solicitations will be by mail, except in addition, solicitations may be made by telephone, or telegraph by officers or by regular employees of the Company who may request brokerage houses and other custodians, nominees and fiduciaries to either (1) forward proxy soliciting material to the beneficial owners of the shares held of record by such persons, or (2) provide the Company with an appropriate list of names, addresses and holdings of the beneficial owners of shares and appropriate authorization, in which case the Company will forward soliciting materials directly to the beneficial owners. Such officers and employees will not be additionally compensated.

The Company

         The Company was incorporated as "The Ford Surgical Centers" under Utah law in December 1976. In June 1980 the Company changed its name to American Surgery Centers Corporation and was historically involved in the business of developing, owning and operating ambulatory surgery centers throughout the United States.

         Prior to April 1991, the Company sold substantially all of its operating assets. Subsequent to the sale, the Company has successfully negotiated with most of its major creditors and had substantially reduced its liabilities. However, the Company, after an extended period of time, was unable to compromise its debt to a principal creditor who had garnished certain of the Company's bank accounts. As a result, the Company was forced to file a petition pursuant to Chapter 11 of the United States Bankruptcy Code seeking protection in order to permit a reorganization of its asserts and liabilities. On March 15, 1993, the petition was dismissed.

           The Company is now searching out opportunities in the healthcare industry.

Outstanding Stock And Voting Rights

         In accordance with the provisions of the By-Laws of the Company, the Board of Directors has fixed the close of business on August 31, 1996, as the record date for the determination of shareholders entitled to notice of the special meeting and only shareholders of record on that date will be entitled to vote thereat.

         As of the record date, the Company had 23,499,577 shares of its Common Stock issued and outstanding, was obligated to issue an additional 1,433,500 shares of common stock and each share is entitled to one (1) vote on all matters to be presented at the meeting.

Principal Shareholders

         The following table sets forth as at August 31, 1996, certain information as to the common stock of the Company owned of record and/or beneficially by each person who is known to the Company to own more than five (5%) percent of the outstanding Common Stock, and by all officers and directors of the Company.

                                                                                         Approximate
 Name and Address                          Amount Beneficially and/                        Percent
    of Owner                                  or of record owned                           of Class
-----------------                          ------------------------                      -----------

Lee E. Rodriguez                                    -0-   1/                                  --
1888 Century Park East, 19th Flr.                         --
Los Angeles, CA 90067

Ahmad Moradi                                       -0-    2/                                  --
1941 NE 54 Sheet                                          --
Coral Ridge, Florida  33308

Carl R. Manthei                                    2,615,863                               11.13%
254 Country Club Drive
Henderson, NV 89015




Craig A. Mitzell                                   2,175,000                                   9.26%
8134 N. Whittier Place
Indianapolis, IN 46250

L. Dwight Taggart                                  2,137,000                                   9.09%
1815 West First Avenue
Mesa, AZ 85202

1/ On July 29, 1996, subject to the shareholders authorizing and approving proposals 1 and 2, the Board of Directors authorized the sale and issuance of 2,500,000 shares of the new common stock to Lee Rodriguez for cash or in cancellation of indebtedness, at par value. In addition, as an incentive subject to the shareholders authorizing and approving proposals 1 and 2, a stock option to acquire 1,000,000 shares was granted to Mr. Rodriguez, said option may be exercised at $1.50 per share and expires on December 31, 1999.

2/ On July 29, 1996, subject to the shareholders authorizing and approving Proposals 1 and 2, the Board of Directors authorized the sale and issuance of 25,000 shares of the new common stock to Ahmad Moradi for cash or in cancellation of indebtedness, at par value.


Remuneration of Directors and Officers

         Except for payments of less than $30,000 in total to Mr. Rodriguez, there has been no remuneration paid by the Company to directors and officers during the last fiscal year and through the date hereof. The Company presently does not have any annuity, pension, retirement, stock option or other deferred compensation plans.

Committees

         The Company presently does not have an audit committee, a compensation committee, a stock option committee, and has no standing nominating committee of the Board of Directors of committee performing similar functions.

Meetings

         During the last fiscal year and through the date hereof, the only action taken by the Board of Directors was taken by four (4) unanimous written consents during the year in lieu of meetings.

                                   PROPOSAL 1

                                 CHANGE OF NAME

         On July 29, 1996, by unanimous written consent, the following resolution was adopted to change the name of the corporation.

         RESOLVED: that Article I of the Articles of Incorporation be amended to read in full as follows:

                                   "ARTICLE I
                                 Corporate Name

                 1.1      The name of the Corporation is DALEIGH HOLDINGS
                          CORPORATION."

         Management recommends changing the name.

                                   PROPOSAL 2

                   AMENDMENT TO ARTICLES/REVERSE STOCK SPLIT

         On July 29, 1996, by unanimous written consent, the Board of Directors adopted a proposal to amend Article IV of the Articles of Incorporation,
Section 4.1, to (a) increase the authorized from 25,000,000 shares to 50,000,000 shares and (b) reverse split the stock on a 1 for 10 basis. Upon the Amendment of the Articles of Incorporation, each 10 outstanding will be converted into 1 outstanding share of a par value of $.0152.

         No fractional shares will be issued and the Company will purchase the fractional share for $1.00.

         Management recommends amendment to the Articles of Incorporation and the reverse stock split.

                                   PROPOSAL 3

                             ELECTION OF DIRECTORS

         It is proposed that two (2) directors be elected at the meeting, all to hold office for one (1) year, or until their successors are duly elected and qualified. It is the intention of the person's name in the Proxy to vote for the election of the following nominees as directors of the Company.

                                LEE E. RODRIGUEZ

                                  AHMAD MORADI

         Lee E. Rodriguez of Los Angeles, California has been in the healthcare industry as a principal or consultant for the past eighteen (18) years. Mr. Rodriguez is currently the Chairman and Chief Executive Officer of Theracare, Inc., a healthcare consulting organization with its primary purpose to advise and implement the consolidation of healthcare providers into singular and more efficient entities.

         Ahmad Moradi of Coral Ridge, Florida has been a consultant specializing in high technology management information engineering systems for the past fourteen (14) years. Ahmad Moradi is currently a chief executive officer and president of his own consulting firm, with special emphasis for providing high technology based solutions applicable to the healthcare industry.


                                 OTHER MATTERS

         Management knows of no other matters that are likely to come before the special meeting of shareholders. If any matters should properly come before the meeting, it is intended that the persons named in the accompanying form of Proxy would vote such Proxy in accordance with their best judgment on such matters and will be entitled to exercise their discretion with respect to any such vote.

                             SHAREHOLDERS PROPOSALS

         In order to be considered for inclusion in the Company's Proxy Statement and Proxy relating to the Company's annual meeting to be held on April 20, 1997, proposals by shareholders intended to be presented at such annual meeting must be received by the Company no later than March 15, 1997.


                                        BY ORDER OF THE BOARD OF DIRECTORS



                                        ___________________________________
November __, 1996                       LEE E. RODRIGUEZ
                                        President

                      AMERICAN SURGERY CENTERS CORPORATION
                       1888 Century Park East, 19th Floor
                         Los Angeles, California 90067


                                                                  PRELIMINARY
                                                                 PROXY MATERIAL
                                     PROXY


THIS PROXY IS SOLICITED ON
BEHALF OF THE BOARD OF DIRECTORS


         The undersigned appoints Lee Rodriguez and Ahmad Moradi, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock of American Surgery Centers Corporation, held of record by the undersigned on August 31, 1996, at the Special Meeting of the Shareholders to be held on March__, 1996, at 1988 Century Park East, 19th Floor, Los Angeles, California 90067, at 2:00 p.m., local time, and any adjournment thereof.

             ____                 ____
1.       For / /          Against / /      A proposal to amend the Articles of
         Incorporation to change the corporate name of the Company to DaLeigh Holdings Corporation, effective upon the filing of the Amendment with the Office of the Secretary of State of the State of Utah.

             ____                 ____
2.       For / /          Against / /      A proposal to amend the Articles of
         Incorporation to (a) increase the authorized from 25,000,000 shares to 50,000,000 shares and (b) reverse split the stock on a 1 for 10 basis, effective upon the filing of the Amendment with the Office of the Secretary of State of the State of Utah. Upon the Amendment of the Articles of Incorporation, each 10 outstanding shares will be converted into 1 outstanding share of a par value of $.0152.

3.       To elect a Board of Directors consisting of the following nominees:

                     ____                            ____
                 For /  /         Withhold Authority /  /   LEE RODRIGUEZ
                     ____                            ____
                 For /  /         Withhold Authority /  /   AHMAD MORADI


4. For any other matter which may be properly be introduced at the meeting.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF ALL PROPOSALS.

         Please sign exactly as your name appears on the address of this envelope. When shares are held by joint tenants, both should sign. When signing as attorney, executors, administrator, trustee or guardian, please give full title, as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership by authorized person.



DATED:  November __, 1996                ____________________________





PLEASE MARK, SIGN, DATE AND
RETURN THIS PROXY PROMPTLY,
USING THE ENCLOSED ENVELOPE.